UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Purchase Agreement

On September 3, 2026, Flex Ltd., a company organized under the laws of Singapore (the “Company” or “Flex”), ACS Acquisitions, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Purchaser”), EPC Power Corp., a Delaware corporation (the “EPC Power”), and Charge Parent, LLC, a Delaware limited liability company (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchaser will acquire all of the equity interests (the “Shares”) of EPC Power from the Seller (such transaction, the “Transaction”). EPC Power is expected to become part of the Company’s Cloud and Power Infrastructure business, which, as previously announced, the Company plans to separate into an independent publicly traded company (“SpinCo”) in the first quarter of 2027 (the “Spin-Off”). The Company is a party to the Purchase Agreement solely for purposes of guaranteeing the due and punctual performance of the Purchaser’s obligations thereunder.

Purchaser has agreed to acquire the Shares for aggregate cash consideration of $4.4 billion, payable at the closing of the Transaction (the “Closing”), subject to customary adjustments as set forth in the Purchase Agreement (the “Consideration”). The Purchase Agreement contains a “locked box” mechanism in which the enterprise value of EPC Power has been fixed as of June 30, 2026 (the “Locked Box Date”). EPC Power and the Seller have agreed to customary protections against leakage of value from EPC Power between the Locked Box Date and the date of the Closing, subject to customary exceptions for permitted leakage.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The Transaction is expected to close in the fourth quarter of 2026, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase Agreement also includes customary termination provisions, including, among others, the ability of Purchaser or the Seller to terminate the Purchase Agreement if the Transaction has not been consummated on or before December 31, 2026, subject to two automatic three-month extensions under certain circumstances.

The Purchase Agreement is not intended to provide any other factual information about the Transaction. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Purchase Agreement, on September 3, 2026, the Company entered into a Senior Unsecured 364-Day Bridge Facility Commitment Letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc., Bank of America, N.A. and BofA Securities, Inc.

The Debt Commitment Letter provides for a senior unsecured 364-day bridge loan credit facility in an aggregate principal amount of up to $4.4 billion (the “Bridge Facility”), which is intended to be available to the Company to finance, together with other sources of funds, the Transaction and related expenses in the event that the Company has not obtained other permanent financing prior to the closing of the Transaction. The Bridge Facility is subject to customary conditions precedent to funding, including the consummation of the Transaction materially in accordance with the terms of the Purchase Agreement, the absence of a Material Adverse Effect (as defined in the Purchase Agreement) and other customary funding conditions for facilities of this type.

The Company intends to replace the Bridge Facility with a combination of debt and equity financing.

Item 8.01. Other Events

On September 3, 2026, the Company issued a press release announcing the transactions described in this Current Report on Form 8-K and included an investor presentation on its website. Copies of the press release and the investor presentation are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Transaction and the Spin-Off; the expected timing of the Closing of the Transaction, the expected timing of the Spin-Off and the ability to complete each of the Transaction and the Spin-Off; the anticipated synergies and benefits of the Transaction and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected future performance of each of Flex and SpinCo, including the business of EPC Power; the impact of the Transaction on Flex’s Cloud and Power Infrastructure business; the expected sources and structure of financing for the Transaction; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and SpinCo. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed Transaction and Spin-Off include, but are not limited to: uncertainties as to whether the Transaction and the Spin-Off will be completed and the timing thereof; the possibility that various conditions to the completion of the Transaction and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; ; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the Purchase Agreement to terminate the Purchase Agreement; potential adverse effects to the businesses of Flex or EPC Power during the pendency of the Transaction and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the Transaction and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Transaction and the Spin-Off; disruption from the Transaction and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Transaction and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Transaction and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the SEC. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the “Form 10”) is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

2.1*	Stock Purchase Agreement, dated September 3, 2026, by and among EPC Power Corp., Charge Parent, LLC, ACS Acquisitions, Inc. and Flex Ltd. (solely for the purposes of Section 13.24 thereof).

99.1	Press release, dated September 3, 2026.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: September 3, 2026	By:	/s/ Kevin Krumm
Name: Kevin Krumm
Title: Chief Financial Officer

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